EXHIBIT 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Kelly Retirement Plus (the “Plan”) on Form 11-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on June 18, 2003 and as amended on the date hereof (the “Report”), I, Terence E. Adderley, Member of the Kelly Retirement Plus Benefit Plans Committee, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), that:

(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the

Plan.

June 26, 2003

/s/ Terence E. Adderley

Terence E. Adderley Chairman and Chief Executive Officer and Member of the Kelly Retirement Plus Benefit Plans Committee

A signed original of this written statement required by Section 906 has been provided to the Plan and will be retained by the Plan and furnished to the

Securities and Exchange Commission or its staff upon request.